UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2013

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	011-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

and

Item 8.01 Other Events.

On April 25, 2013, The AES Corporation (“AES” or the “Company”) issued a press release entitled “AES Reaffirms Full Year 2013 Guidance and Provides Preliminary Adjusted Earnings Per Share of $0.25-$0.27 for First Quarter 2013” announcing preliminary financial results for the quarter ended March 31, 2013 and reaffirming its 2013 guidance. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Safe Harbor Disclosure

This news release contains forward-looking statements within the meaning of the Securities Act and of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, our accurate projections of future interest rates, commodity price and foreign currency pricing, continued normal levels of operating performance and electricity volume at our distribution companies and operational performance at our generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and rates of return consistent with prior experience.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’ filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7 “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in AES’ 2012 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Any Stockholder who desires a copy of the Company’s 2012 Annual Report on Form 10-K dated on or about February 26, 2013 may obtain a copy (excluding Exhibits) without charge by addressing a request to the Office of the Corporate Secretary, The AES Corporation, 4300 Wilson Boulevard, Arlington, Virginia 22203. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by AES, dated April 25, 2013, entitled “AES Reaffirms Full Year 2013 Guidance and Provides Preliminary Adjusted Earnings Per Share of $0.25-$0.27 for First Quarter 2013”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Thomas M. O’Flynn
Name:	Thomas M. O’Flynn
Title:	Executive Vice President and Chief Financial Officer

Date: April 25, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by AES, dated April 25, 2013, entitled “AES Reaffirms Full Year 2013 Guidance and Provides Preliminary Adjusted Earnings Per Share of $0.25-$0.27 for First Quarter 2013.”